                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 17, 2000



                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


     Delaware                 File No. 1-12248                  54-1437073
 (State or other              (Commission File                (IRS Employer
 jurisdiction of                   Number)                  Identification No.)
 incorporation)


                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3300
             (Registrant's telephone number, including area code)
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Item 5.    Other events
           ------------

  In a press release dated November 17, 2000, Kaiser Group International, Inc. announced that its subsidiary, Kaiser Government Programs, Inc., had completed an exchange offer to recordholders, as of August 14, 2000, of Kaiser Group International, Inc.'s senior subordinated notes due 2003. A copy of this one-page press release is attached to this Report on Form 8-K as Exhibit 99(a).


Item 7.    Financial Statements and Exhibits
           ---------------------------------

Exhibit 99(a) - Press Release



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                  KAISER GROUP INTERNATIONAL, INC.
                                           (Registrant)


                                    /s/ Timothy P. O'Connor
                                  -------------------------
                                  Timothy P. O'Connor
                                  Executive Vice President,
                                  Chief Financial Officer
                                  and Chief Administrative Officer



Date:  November 21, 2000